POWER OF ATTORNEY
     The undersigned trustees of AIM COUNSELOR SERIES TRUST, AIM GROWTH SERIES, AIM INVESTMENT FUNDS, AIM INVESTMENT SECURITIES FUNDS, AIM SECTOR FUNDS, AIM TAX-EXEMPT FUNDS and AIM VARIABLE INSURANCE FUNDS, each a Delaware statutory trust (each a “Registrant”, together the “Registrants”), hereby appoint PHILIP A. TAYLOR and JOHN M. ZERR (with full power to each of them to act alone) his/her attorney-in-fact and agent, in all capacities, to execute, deliver and file in the names of the undersigned, any and all instruments that said attorneys and agents may deem necessary or advisable to enable each Registrant to comply with or register any security issued by the Registrant under the Securities Act of 1933, as amended, and/or the Investment Company Act of 1940, as amended, and the rules, regulations and interpretations thereunder, with respect to each Registrant’s Registration Statement on Form N-14 with respect to the proposed reorganizations listed on Exhibit A, attached hereto, including any and all pre- and post-effective amendments thereto, any other document to be filed with the U.S. Securities and Exchange Commission and any and all documents required to be filed with respect thereto with any other regulatory authority. Each of the undersigned grants to each of said attorneys, full authority to do every act necessary to be done in order to effectuate the same as fully, to all intents and purposes, as he/she could do if personally present, thereby ratifying all that said attorneys-in-fact and agents may lawfully do or cause to be done by virtue hereof.
     This Power of Attorney may be executed in one or more counterparts, each of which shall be deemed to be an original and all of which shall be deemed to be a single document.
     The undersigned officers and trustees hereby execute this Power of Attorney as of the 28th day of December, 2009.

/s/ Bob R. Baker	/s/ Prema Mathai-Davis

Bob R. Baker	Prema Mathai-Davis

/s/ Frank S. Bayley	/s/ Lewis F. Pennock

Frank S. Bayley	Lewis F. Pennock

/s/ James T. Bunch	/s/ Larry Soll

James T. Bunch	Larry Soll

/s/ Bruce L. Crockett	/s/ Raymond Stickel, Jr.

Bruce L. Crockett	Raymond Stickel, Jr.

/s/ Albert R. Dowden	/s/ Philip A. Taylor

Albert R. Dowden	Philip A. Taylor

/s/ Jack M. Fields Jack M. Fields

/s/ Martin L. Flanagan Martin L. Flanagan

EXHIBIT A
     AIM COUNSELOR SERIES TRUST

(Acquired Funds)	(Acquiring Funds)
Morgan Stanley Balanced Fund	Invesco Balanced Fund
Morgan Stanley California Tax-Free Income Fund	Invesco California Tax-Free Income Fund
Morgan Stanley Dividend Growth Securities Fund	Invesco Dividend Growth Securities Fund
Morgan Stanley Equally-Weighted S&P 500 Fund	Invesco Equally-Weighted S&P 500 Fund
Morgan Stanley Fundamental Value Fund	Invesco Fundamental Value Fund
Morgan Stanley Large Cap Relative Value Fund	Invesco Large Cap Relative Value Fund
Morgan Stanley New York Tax-Free Income Fund	Invesco New York Tax-Free Income Fund
Morgan Stanley S&P 500 Index Fund	Invesco S&P 500 Index
Van Kampen American Franchise Fund	Van Kampen American Franchise Fund
Van Kampen Core Equity Fund	Van Kampen Core Equity Fund
Van Kampen Equity and Income Fund	Van Kampen Equity and Income Fund
Van Kampen Equity Premium Income Fund	Van Kampen Equity Premium Income Fund
Van Kampen Growth and Income Fund	Van Kampen Growth and Income Fund
Van Kampen Pennsylvania Tax Free Income Fund	Van Kampen Pennsylvania Tax Free Income Fund
Van Kampen Small Cap Growth Fund	Van Kampen Small Cap Growth Fund
     AIM GROWTH SERIES

(Acquired Funds)	(Acquiring Funds)
Morgan Stanley Convertible Securities Trust	Invesco Convertible Securities Fund
Van Kampen Asset Allocation Conservative Fund	Van Kampen Asset Allocation Conservative Fund
Van Kampen Asset Allocation Growth Fund	Van Kampen Asset Allocation Growth Fund
Van Kampen Asset Allocation Moderate Fund	Van Kampen Asset Allocation Moderate Fund
Van Kampen Harbor Fund	Van Kampen Harbor Fund
Van Kampen Leaders Fund	Van Kampen Leaders Fund
Van Kampen Real Estate Securities Fund	Van Kampen Real Estate Securities Fund
Van Kampen U.S. Mortgage Fund	Van Kampen U.S. Mortgage Fund
Van Kampen In Retirement Strategy Fund	AIM Balanced-Risk Retirement Now Fund
Van Kampen Retirement 2010 Strategy Fund	AIM Balanced-Risk Retirement 2010 Fund
Van Kampen Retirement 2015 Strategy Fund	AIM Balanced-Risk Retirement 2010 Fund
Van Kampen Retirement 2020 Strategy Fund	AIM Balanced-Risk Retirement 2020 Fund
Van Kampen Retirement 2025 Strategy Fund	AIM Balanced-Risk Retirement 2020 Fund
Van Kampen Retirement 2030 Strategy Fund	AIM Balanced-Risk Retirement 2030 Fund
Van Kampen Retirement 2035 Strategy Fund	AIM Balanced-Risk Retirement 2030 Fund
Van Kampen Retirement 2040 Strategy Fund	AIM Balanced-Risk Retirement 2040 Fund
Van Kampen Retirement 2045 Strategy Fund	AIM Balanced-Risk Retirement 2040 Fund
Van Kampen Retirement 2050 Strategy Fund	AIM Balanced-Risk Retirement 2050 Fund
     AIM INVESTMENT FUNDS

(Acquired Funds)	(Acquiring Funds)
Morgan Stanley Alternative Opportunities Fund	Invesco Alternative Opportunities Fund
Morgan Stanley Commodities Alpha Fund	Invesco Commodities Alpha Fund

Morgan Stanley FX Alpha Plus Strategy Fund	Invesco FX Alpha Plus Strategy Fund
Morgan Stanley FX Alpha Strategy Fund	Invesco FX Alpha Strategy Fund
Morgan Stanley Global Advantage Fund	Invesco Global Advantage Fund
Morgan Stanley Global Dividend Growth Securities Fund	Invesco Global Dividend Growth Securities Fund
Morgan Stanley Health Sciences Trust	Invesco Health Sciences Fund
Morgan Stanley International Growth Equity Fund	Invesco International Growth Equity Fund
Morgan Stanley Pacific Growth Fund	Invesco Pacific Growth Fund
Van Kampen Emerging Markets Fund	Van Kampen Emerging Markets Fund
Van Kampen Global Bond Fund	Van Kampen Global Bond Fund
Van Kampen Global Equity Allocation Fund	Van Kampen Global Equity Allocation Fund
Van Kampen Global Franchise Fund	Van Kampen Global Franchise Fund
Van Kampen Global Tactical Asset Allocation Fund	Van Kampen Global Tactical Asset Allocation Fund
Van Kampen International Advantage Fund	Van Kampen International Advantage Fund
Van Kampen International Growth Fund	Van Kampen International Growth Fund
     AIM INVESTMENT SECURITIES FUNDS

(Acquired Funds)	(Acquiring Funds)
Morgan Stanley High Yield Securities Fund	Invesco High Yield Securities Fund
Van Kampen Core Plus Fixed Income Fund	Van Kampen Core Plus Fixed Income Fund
Van Kampen Corporate Bond Fund	Van Kampen Corporate Bond Fund
Van Kampen Government Securities Fund	Van Kampen Government Securities Fund
Van Kampen High Yield Fund	Van Kampen High Yield Fund
Van Kampen Limited Duration Fund	Van Kampen Limited Duration Fund
Van Kampen Money Market Fund	AIM Money Market Fund
     AIM SECTOR FUNDS

(Acquired Funds)	(Acquiring Funds)
Morgan Stanley Mid-Cap Value Fund	Invesco Mid-Cap Value Fund
Morgan Stanley Small-Mid Special Value Fund	Invesco Small-Mid Special Value Fund
Morgan Stanley Special Value Fund	Invesco Special Value Fund
Morgan Stanley Technology Fund	Invesco Technology Fund
Morgan Stanley U.S. Mid Cap Value Fund	Invesco U.S. Mid Cap Value Fund
Morgan Stanley U.S. Small Cap Value Fund	Invesco U.S. Small Cap Value Fund
Morgan Stanley U.S. Small/Mid Cap Value Fund	Invesco U.S. Small/Mid Cap Value Fund
Morgan Stanley Value Fund	Invesco Value Fund
Morgan Stanley Value Fund	Invesco Value II Fund
Van Kampen American Value Fund	Van Kampen American Value Fund
Van Kampen Capital Growth Fund	Van Kampen Capital Growth Fund
Van Kampen Comstock Fund	Van Kampen Comstock Fund
Van Kampen Enterprise Fund	Van Kampen Enterprise Fund
Van Kampen Mid Cap Growth Fund	Van Kampen Mid Cap Growth Fund
Van Kampen Small Cap Value Fund	Van Kampen Small Cap Value Fund
Van Kampen Technology Fund	Van Kampen Technology Fund
Van Kampen Utility Fund	Van Kampen Utility Fund
Van Kampen Value Opportunities Fund	Van Kampen Value Opportunities Fund

     AIM TAX-EXEMPT FUNDS

(Acquired Funds)	(Acquiring Funds)
Morgan Stanley Municipal Fund	Invesco Municipal Fund
Morgan Stanley Tax-Exempt Securities Trust	Invesco Tax-Exempt Securities Fund
Van Kampen California Insured Tax Free Fund	Van Kampen California Insured Tax Free Fund
Van Kampen High Yield Municipal Fund	Van Kampen High Yield Municipal Fund
Van Kampen Insured Tax Free Income Fund	Van Kampen Insured Tax Free Income Fund
Van Kampen Intermediate Term Municipal Income Fund	Van Kampen Intermediate Term Municipal Income Fund
Van Kampen Municipal Income Fund	Van Kampen Municipal Income Fund
Van Kampen New York Tax Free Income Fund	Van Kampen New York Tax Free Income Fund
Van Kampen Tax Free Money Fund	AIM Tax-Exempt Cash Fund
     AIM VARIABLE INSURANCE FUNDS

(Acquired Funds)	(Acquiring Funds)
Morgan Stanley Select Dimensions Balanced Portfolio	Invesco V.I. Select Dimensions Balanced Fund
Morgan Stanley Select Dimensions Dividend Growth Portfolio	Invesco V.I. Select Dimensions Dividend Growth Fund
Morgan Stanley Select Dimensions Equally- Weighted S&P 500 Portfolio	Invesco V.I. Select Dimensions Equally-Weighted S&P 500 Fund
Morgan Stanley Variable Investment Series Dividend Growth Portfolio	Invesco V.I. Dividend Growth Fund
Morgan Stanley Variable Investment Series Global Dividend Growth Portfolio	Invesco V.I. Global Dividend Growth Fund
Morgan Stanley Variable Investment Series High Yield Portfolio	Invesco V.I. High Yield Fund
Morgan Stanley Variable Investment Series Income Builder Portfolio	Invesco V.I. Income Builder Fund
Morgan Stanley Variable Investment Series S&P 500 Index Portfolio	Invesco V.I. S&P 500 Index Fund
Van Kampen UIF Equity and Income Portfolio	Van Kampen V.I. Equity and Income Fund
Van Kampen UIF Global Value Equity Portfolio	Van Kampen V.I. Global Value Equity Fund
Van Kampen UIF High Yield Portfolio	Van Kampen V.I. High Yield Fund
Van Kampen UIF International Growth Equity Portfolio	Van Kampen V.I. International Growth Equity Fund
Van Kampen UIF U.S. Mid Cap Value Portfolio	Van Kampen V.I. Mid Cap Value Fund
Van Kampen UIF Value Portfolio	Van Kampen V.I. Value Fund
Van Kampen LIT Capital Growth Portfolio	Van Kampen V.I. Capital Growth Fund
Van Kampen LIT Comstock Portfolio	Van Kampen V.I. Comstock Fund
Van Kampen LIT Global Tactical Asset Allocation Portfolio	Van Kampen V.I. Global Tactical Asset Allocation Fund
Van Kampen LIT Government Portfolio	Van Kampen V.I. Government Fund
Van Kampen LIT Growth and Income Portfolio	Van Kampen V.I. Growth and Income Fund
Van Kampen LIT Mid Cap Growth Portfolio	Van Kampen V.I. Mid Cap Growth Fund